CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$600,000.00	11-23-2010	06-23-2015	823002500	56		LS	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

Borrower: INNSUITES HOSPITALITY TRUST, YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP and RRF LIMITED PARTNERSHIP
1625 E. NORTHERN AVENUE, STE #105
PHOENIX, AZ 85020

Lender: RepublicBankAz, N.A.
909 E. Missouri Avenue
Phoenix, AZ 85014

Principal Amount: $600,000.00 **Date of Agreement: June 23, 2014**

DESCRIPTION OF EXISTING INDEBTEDNESS. THAT CERTAIN PROMISSORY NOTE DATED NOVEMBER 23, 2010 EXECUTED BY BORROWER IN FAVOR OF LENDER IN THE ORIGINAL AMOUNT OF $500,000.00 (SUBSEQUENTLY INCREASED TO $600,000.00), OF WHICH THE CURRENT PRINCIPAL BALANCE IS $550,000.00; TOGETHER WITH ALL RENEWALS, EXTENSIONS AND MODIFICATIONS THEREOF (THE "NOTE").

DESCRIPTION OF COLLATERAL. THAT CERTAIN DEED OF TRUST DATED AUGUST 27, 2012, EXECUTED BY BORROWER, AS TRUSTOR, AND LENDER, AS BENEFICIARY AND TRUSTEE, FILED SEPTEMBER 4, 2012, IN THE OFFICE OF THE COUNTY RECORDER OF YUMA COUNTY, ARIZONA, AS FILE #2012-22387;

AS WELL AS THAT CERTAIN COMMERCIAL SECURITY AGREEMENT DATED NOVEMBER 23, 2010, EXECUTED BY BORROWER, AS GRANTOR, AND LENDER, AS SECURED PARTY, EVIDENCED BY THAT CERTAIN UCC-1 FINANCING STATEMENT FILED NOVEMBER 29, 2010, IN THE OFFICIAL RECORDS OF THE SECRETARY OF STATE OF ARIZONA, AS FILE #201016331028;

AS WELL AS THAT CERTAIN COMMERCIAL SECURITY AGREEMENT DATED NOVEMBER 23, 2010, EXECUTED BY BORROWER, AS GRANTOR, AND LENDER, AS SECURED PARTY, EVIDENCED BY THAT CERTAIN UCC-1 FINANCING STATEMENT FILED DECEMBER 3, 2010, IN THE OFFICIAL RECORDS OF THE SECRETARY OF STATE OF OHIO, AS FILE #OH00146645061.

DESCRIPTION OF CHANGE IN TERMS.

1. THE MATURITY DATE OF SAID NOTE AND REVOLVING LINE OF CREDIT IS HEREBY EXTENDED FROM JUNE 23, 2014 TO JUNE 23, 2015.
2. THERE SHALL BE TWO (2) AMENDMENTS TO THE BUSINESS LOAN AGREEMENT:
   A) A THIRTY (30) DAY REST PERIOD SHALL BE ADDED
   B) THE CALCULATION REQUIREMENT OF 75% OF ELIGIBLE ACCOUNTS RECEIVABLES SHALL BE REMOVED
   (SEE ADDENDUM TO BUSINESS LOAN AGREEMENT, DATED JUNE 23, 2014 FOR DETAILS)

ALL OTHER TERMS AND CONDITIONS OF SAID NOTE SHALL REMAIN THE SAME.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. EACH BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

CHANGE IN TERMS SIGNERS:

INNSUITES HOSPITALITY TRUST

By: ______________________________
PAMELA BARNHILL, President of INNSUITES HOSPITALITY TRUST

YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP

INNSUITES HOSPITALITY TRUST, General Partner of YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP

By: ______________________________
PAMELA BARNHILL, President of INNSUITES HOSPITALITY TRUST

RRF LIMITED PARTNERSHIP

INNSUITES HOSPITALITY TRUST, General Partner of RRF LIMITED PARTNERSHIP

By: ______________________________
PAMELA BARNHILL, President of INNSUITES HOSPITALITY TRUST

X ______________________________
JAMES F. WIRTH, GUARANTOR

LENDER:

REPUBLICBANKAZ, N.A.

X ______________________________
Authorized Signer

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$600,000.00	11-23-2010	06-23-2015	823002500	56		LS	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

Borrower: INNSUITES HOSPITALITY TRUST, YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP and RRF LIMITED PARTNERSHIP
1625 E. NORTHERN AVENUE, STE #105
PHOENIX, AZ 85020

Lender: RepublicBankAz, N.A.
909 E. Missouri Avenue
Phoenix, AZ 85014

LOAN TYPE. This is a Variable Rate Nondisclosable Revolving Line of Credit Loan to two Partnerships and a Corporation for $600,000.00 due on June 23, 2015. This is a secured renewal loan.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐ **Personal, Family, or Household Purposes or Personal Investment.**

☒ **Business (Including Real Estate Investment).**

SPECIFIC PURPOSE. The specific purpose of this loan is: SEASONAL WORKING CAPITAL LINE OF CREDIT.

FLOOD INSURANCE. As reflected on Flood Map No. 04027C 1530E dated 08-28-2008, for the community of CITY OF YUMA, some of the property that will secure the loan is not located in an area that has been identified by the Administrator of the Federal Emergency Management Agency as an area having special flood hazards. Therefore, although flood insurance may be available for the property, no special flood hazard insurance protecting property not located in an area having special flood hazards is required by law for this loan at this time.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $600,000.00 as follows:

Undisbursed Funds:	~~$50,000.00~~	$10,000.00
Other Disbursements: $550,000.00 Current Outstanding Principal Balance	~~$550,000.00~~	$590,000.00
Note Principal:	$600,000.00	

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash:	$0.00
Other Charges Paid in Cash: $10.00 Certificate of Good Standing (DE) $250.00 Loan Renewal Documentation Fee	$260.00
Total Charges Paid in Cash:	$260.00

LIEN RELEASE FEES. In addition to all other charges, Borrower agrees, to the extent not prohibited by law, to pay all governmental fees for release of Lender's security interests in collateral securing this loan. Borrower will pay these fees at the time the lien or liens are released. The estimated amount of these future lien release fees is $75.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JUNE 23, 2014.

BORROWER:

INNSUITES HOSPITALITY TRUST

By: ______________________________ President
PAMELA BARNHILL, President of INNSUITES HOSPITALITY TRUST

YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP

INNSUITES HOSPITALITY TRUST, General Partner of YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP

By: ______________________________ President
PAMELA BARNHILL, President of INNSUITES HOSPITALITY TRUST

RRF LIMITED PARTNERSHIP

INNSUITES HOSPITALITY TRUST, General Partner of RRF LIMITED PARTNERSHIP

By: ______________________________, President
PAMELA BARNHILL, President of INNSUITES HOSPITALITY TRUST

ADDENDUM TO LOAN AGREEMENT

This ADDENDUM TO BUSINESS LOAN AGREEMENT is made this 23rd day of June, 2014 (this "Addendum") by and between INNSUITES HOSPITALITY TRUST, YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP and RRF LIMITED PARTNERSHIP ("Borrower") and RepublicBankAz, N.A. ("Lender").

RECITALS

A. Borrower and Lender have entered into that certain Business Loan Agreement, dated November 23, 2010, subsequently modified by those two (2) certain Addenda to Business Loan Agreement, dated August 27, 2012 and September 14, 2012. The Business Loan Agreement and Addenda to Business Loan Agreement are hereinafter referred to as the "Loan Agreement".

B. Borrower and Lender, by this Addendum, desire to amend certain provisions of the Loan Agreement as follows.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, and in further consideration of the agreements, covenants and stipulations hereinafter set forth, the parties for themselves and for their respective successors and assigns, do hereby agree and covenant as follows:

AGREEMENT

1. Recitals. The foregoing recitals are hereby incorporated by reference as if set forth fully herein. All capitalized terms not otherwise defined in this Addendum shall have the same meanings ascribed hereto in the Loan Agreement.

2. Amendments. The following amendments are hereby made to the terms of the Loan Agreement.

   a. Annually, there shall be a thirty (30) day "Rest Period" during the loan term. In accordance with the Rest Period, the Line of Credit is to be paid down to zero dollars ($0.00) and the principal balance is to remain at zero dollars ($0.00) for a period of thirty (30) consecutive days.

   b. The previous requirement that $100,000.00 of the available credit limit be advanced against 75% of eligible accounts receivable is hereby removed. The full available credit limit of $600,000.00 shall be available for advancement by Borrower. All Collateral and Financial Statement requirements shall remain unchanged and in full force and effect.

3. Amendment. The Loan Agreement, as amended by this Addendum, may not be further modified except by an instrument in writing executed by each of the parties hereto.

4. Counterparts. This Addendum may be executed in any number of counterparts and all counterparts shall be construed together and shall constitute but one Addendum.

IN WITNESS WHEREOF, the Borrower and the Lender have caused this Addendum to Loan Agreement to be executed as of the day and year first above written.

BORROWER:

INNSUITES HOSPITALITY TRUST

By: ______________________
Pamela Barnhill, President of
INNSUITES HOSPITALITY TRUST

YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP

INNSUITES HOSPITALITY TRUST, General Partner of YUMA HOSPITALITY PROPERTIES LIMITED PARTNERSHIP

By: ______________________
Pamela Barnhill, President of
INNSUITES HOSPITALITY TRUST

RRF LIMITED PARTNERSHIP

INNSUITES HOSPITALITY TRUST, General Partner of RRF LIMITED PARTNERSHIP

By: ______________________
Pamela Barnhill, President of
INNSUITES HOSPITALITY TRUST

LENDER:

REPUBLICBANKAZ, N.A.

By: ______________________
Authorized Signer